Net Income (loss) per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Income (loss) per Share

3. Net Income (loss) per Share

Diluted earnings per share do not include the following instruments as their inclusion would have been anti-dilutive:

	As of December 31,
	2019	2020	2021
Share options	9,145,983	7,936,403	7,816,863
Restricted shares	1,182,370	633,744	898,896
Total	10,328,353	8,570,147	8,715,759